UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 1, 2004
                                                        -----------------

                               CYTOGEN CORPORATION
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-14879                 22-2322400
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

 650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
--------------------------------------------------------------    --------------
                   (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     Effective September 1, 2004, American Stock Transfer & Trust Company ("AST"), located at 59 Maiden Lane, Plaza Level, New York, NY 10038, telephone number (718) 921-8200, was appointed as the new registrar and transfer agent for Cytogen Corporation (the "Company"), replacing Mellon Investor Services LLC ("Mellon").

     In connection with the Company's engagement of AST, the Company executed an Agreement for Substitution and Amendment of Rights Agreement with AST, dated as of September 1, 2004 (the "Substitution Agreement"), pursuant to which, among other things, AST shall replace Mellon as rights agent under the Company's Rights Agreement, as amended to date.

     The full text of the  Substitution  Agreement is attached hereto as Exhibit
4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Substitution Agreement is qualified in its entirety by reference to such Exhibit.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     Exhibit No.       Description
     -----------       -----------

        4.1            Agreement   for  Substitution  and  Amendment  of  Rights
                       Agreement by and between the Company and American Stock Transfer & Trust Company dated as of September 1, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CYTOGEN CORPORATION



                                                By: /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   September 2, 2004

                                  EXHIBIT INDEX


       Exhibit No.       Description
       -----------       -----------
           4.1           Agreement for  Substitution  and  Amendment  of  Rights
                         Agreement by and between the Company and American Stock
                         Transfer & Trust Company dated as of September 1, 2004.